Exhibit 99.2

Kennedy-Wilson Holdings, Inc.
First Quarter 2012
Supplemental Financial Information

Kennedy-Wilson Holdings, Inc.
Supplemental Financial Information
For the Quarter Ended March 31, 2012

Note about Non-GAAP financial information included in this presentation
In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this presentation, Kennedy Wilson Holdings, Inc. (Kennedy Wilson) has provided certain information, which includes non-GAAP financial measures (pro forma consolidated statements of income, EBITDA and Adjusted EBITDA). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson's shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Kennedy-Wilson Holdings, Inc.
Pro Forma Consolidated Statements of Income

	Three months ended March 31,
	2012			2011
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$8,741,000	$—	$8,741,000	$5,011,000	$—	$5,011,000
Commissions	1,619,000	—	1,619,000	2,561,000	—	2,561,000
Sale of real estate	—	15,200,000	15,200,000	417,000	6,126,000	6,543,000
Rental and other income	1,470,000	17,801,000	19,271,000	738,000	14,382,000	15,120,000
Interest income	—	2,255,000	2,255,000	—	3,239,000	3,239,000
Total revenue	11,830,000	35,256,000	47,086,000	8,727,000	23,747,000	32,474,000
Operating expenses
Commission and marketing expenses	965,000	—	965,000	638,000	—	638,000
Compensation and related expenses	9,000,000	400,000	9,400,000	7,832,000	—	7,832,000
Cost of real estate sold	—	11,900,000	11,900,000	397,000	4,732,000	5,129,000
General and administrative	3,669,000	100,000	3,769,000	2,813,000	—	2,813,000
Depreciation and amortization	937,000	3,900,000	4,837,000	434,000	3,725,000	4,159,000
Rental operating expenses	870,000	6,100,000	6,970,000	411,000	5,856,000	6,267,000
Total operating expenses	15,441,000	22,400,000	37,841,000	12,525,000	14,313,000	26,838,000
Equity in joint venture income	5,516,000	(5,516,000)	—	5,256,000	(5,256,000)	—
Interest income from loan pool participations and notes receivable	538,000	(538,000)	—	2,546,000	(2,546,000)	—
Operating income	2,443,000	6,802,000	9,245,000	4,004,000	1,632,000	5,636,000
Non-operating income (expense)
Interest income	1,117,000	(1,117,000)	—	266,000	(266,000)	—
Carried interest on realized investment	—	1,900,000	1,900,000	—	—	—
Remeasurement gain	—	—	—	—	4,100,000	4,100,000
Gain on sale of marketable securities	2,931,000	—	2,931,000	—	—	—
Foreign currency exchange loss	(112,000)	—	(112,000)	—	—	—
Interest expense	(6,170,000)	(7,285,000)	(13,455,000)	(1,529,000)	(5,466,000)	(6,995,000)
Other non-operating expenses	—	(300,000)	(300,000)	—	—	—
Income before benefit from (provision for) income taxes	209,000	—	209,000	2,741,000	—	2,741,000
Benefit from (provision for) income taxes	1,483,000	—	1,483,000	(663,000)	—	(663,000)
Income from continuing operations	1,692,000	—	1,692,000	2,078,000	—	2,078,000
Discontinued Operations
Income from discontinued operations, net of income taxes	2,000	—	2,000	—	—	—
Loss from sale of real estate, net of income taxes	(212,000)	—	(212,000)	—	—	—
Net income	$1,482,000	$—	$1,482,000	$2,078,000	$—	$2,078,000

Kennedy-Wilson Holdings, Inc.
Adjusted EBITDA

	Three months ended March 31,
	2012	2011
Net income	$1,482,000	$2,078,000
Add back:
Interest expense	6,170,000	1,529,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participations	7,285,000	5,466,000
Depreciation and amortization	937,000	434,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	3,900,000	3,725,000
(Benefit from) provision for income taxes	(1,483,000)	663,000
EBITDA	18,291,000	13,895,000
Stock based compensation	871,000	1,167,000
Adjusted EBITDA	$19,162,000	$15,062,000

Kennedy-Wilson Holdings, Inc.
EBITDA by Segment

	Three months ended March 31,
	2012	2011
Investments
Rental and other income and sale of real estate	$1,470,000	$1,155,000
Operating expenses	(5,515,000)	(4,662,000)
Equity in income of joint ventures	5,516,000	5,256,000
Income from loan pool participations and notes receivable	538,000	2,546,000
Operating income	2,009,000	4,295,000
Gain on sale of marketable securities	2,931,000	—
Realized foreign currency exchange loss	(112,000)	—
Interest income - related party	1,087,000	—
Interest expense	(158,000)	(77,000)
Income from continuing operations	5,757,000	4,218,000
Income from discontinued operations, net of income taxes	2,000	—
Loss from sale of real estate, net of income taxes	(212,000)	—
Net income	5,547,000	4,218,000
Add back:
Interest expense	158,000	77,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participation	7,285,000	5,466,000
Depreciation and amortization	822,000	359,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	3,900,000	3,725,000
EBITDA	$17,712,000	$13,845,000

	Three months ended March 31,
	2012	2011
Services
Management and leasing fees and commissions	$10,360,000	$7,572,000
Operating expenses	(7,637,000)	(5,782,000)
Operating income	2,723,000	1,790,000
Net income	2,723,000	1,790,000
Add back:
Depreciation and amortization	33,000	35,000
EBITDA	$2,756,000	$1,825,000

Kennedy-Wilson Holdings, Inc.
Consolidated Balance Sheets

	March 31, 2012	December 31, 2011

Assets
Cash and cash equivalents	$122,317,000	$115,926,000
Accounts receivable	3,535,000	3,114,000
Accounts receivable — related parties	19,537,000	15,612,000
Notes receivable	8,250,000	7,938,000
Notes receivable — related parties	34,830,000	33,269,000
Real estate, net	112,790,000	115,880,000
Investments in joint ventures	336,699,000	343,367,000
Investment in loan pool participations	91,162,000	89,951,000
Marketable securities	13,571,000	23,005,000
Other assets	19,837,000	20,749,000
Goodwill	23,965,000	23,965,000
Total assets	$786,493,000	$792,776,000

Liabilities
Accounts payable	$997,000	$1,798,000
Accrued expenses and other liabilities	27,461,000	24,262,000
Accrued salaries and benefits	2,301,000	14,578,000
Deferred tax liability	22,671,000	18,437,000
Senior notes payable	249,398,000	249,385,000
Mortgage loans payable	30,748,000	30,748,000
Junior subordinated debentures	40,000,000	40,000,000
Total liabilities	373,576,000	379,208,000
Equity
Common stock	5,000	5,000
Additional paid-in capital	408,217,000	407,335,000
Retained earnings	3,765,000	9,708,000
Accumulated other comprehensive income	11,619,000	5,035,000
Shares held in treasury at cost	(11,889,000)	(11,848,000)
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	411,717,000	410,235,000
Noncontrolling interests	1,200,000	3,333,000
Total equity	412,917,000	413,568,000
Total liabilities and equity	$786,493,000	$792,776,000

Kennedy-Wilson Holdings, Inc.
Capitalization Summary

	March 31, 2012	December 31, 2011
Market Data
Common stock price per share	$13.50	$10.58
Common stock and convertible preferred stock:
Basic shares outstanding	51,822,998	51,825,998
Series A mandatory convertible preferred (1)	8,058,018	8,058,018
Series B mandatory convertible preferred (2)	3,042,056	3,042,056
Total common stock and convertible preferred stock	62,923,072	62,926,072

Equity Market Capitalization	$849,461,472	$665,757,842

Debt
Senior notes payable (3)	250,000,000	250,000,000
Mortgage loans payable	30,748,000	30,748,000
Junior subordinated debentures	40,000,000	40,000,000
Total debt	$320,748,000	$320,748,000
Noncontrolling interest	1,200,000	3,333,000
Total Capitalization	$1,171,409,472	$989,838,842
Less: cash and cash equivalents	$(122,317,000)	$(115,926,000)
Total Enterprise Value	$1,049,092,472	$873,912,842
Warrants outstanding (4)	6,435,644	6,435,644

(1) $100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(2) $32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(3) Represents principal balance of senior notes.
(4) The warrants carry an exercise price of $12.50 and expire on November 14, 2014. As of May 4, 2012, there are 5,935,644 warrants outstanding.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account Detail
(in millions)

	March 31, 2012	December 31, 2011
Investment in joint ventures	$336.7	$343.4
Real estate	112.8	115.9
Mortgage debt	(30.7)	(30.7)
Notes receivable	43.1	41.2
Loan pool participations	91.2	90.0
Marketable securities	13.6	23.0
Total	$566.7	$582.8

Investment Account Detail at March 31, 2012

	Multifamily	Loans Secured by Real Estate	Office	Residential	Other	Total
West Coast of United States	$126.4	$103.7	$51.5	$4.9	$—	$286.5
Japan	106.2	—	8.9	—	—	115.1
Hawaii	—	7.2	—	73.9	—	81.1
United Kingdom and Ireland	—	63.9	—	—	13.6	77.5
Other	0.3	—	0.7	0.1	5.4	6.5
Total	$232.9	$174.8	$61.1	$78.9	$19.0	$566.7

Investment Account Detail at December 31, 2011

	Multifamily	Loans Secured by Real Estate	Office	Residential	Other	Total
West Coast of United States	$131.3	$99.4	$52.3	$5.8	$—	$288.8
Japan	112.1	—	9.3	—	—	121.4
Hawaii	—	7.1	—	72.6	—	79.7
United Kingdom and Ireland	—	60.0	—	—	23.0	83.0
Other	0.2	4.8	0.7	0.1	4.1	9.9
Total	$243.6	$171.3	$62.3	$78.5	$27.1	$582.8

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Multifamily
($ in millions)

				Net Operating Income (NOI)
	# of Properties	# of Units	Occupancy (1)	YTD Annualized (2)	Stabilized (3)	Debt (4)	Pre-Promote Ownership%	Book Equity (1)
West Coast of United States	28	10,329	95.4%	$89.8	$90.6	$1,076.4	27.6%	$126.4
Japan (5)	50	2,410	95.3	28.7	30.5	323.3	41.5	106.2
Other	3	376	94.7	1.0	1.0	5.8	9.1	0.3
Total	81	13,115	95.4%	$119.5	$122.1	$1,405.5	33.9%	$232.9

(1) As of March 31, 2012.
(2) Represents current quarter NOI on an annualized basis.
(3) Represents annualized NOI at the point when properties are stabilized.
(4) Debt represents 100% debt balance against properties as of March 31, 2012.
(5) Estimated foreign exchange rate is ¥82 = $1 USD related to NOI, stabilized NOI and debt.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Loan Pools and Pools
($ in millions)

Loan Pools

	# of Loans (1)	Initial UPB (2)	# of Unresolved Loans	Total Resolutions	Current UPB	Pre-Promote KW Share of Current UPB (net of venture-level debt)	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
West Coast of United States	100	$510.8	40	$290.9	$213.2	$37.5	$11.9	18.6%	$29.0
Hawaii	1	26.3	1	—	26.3	6.6	13.2	50.3	6.2
United Kingdom and Ireland (4)	58	2,074.7	44	446.1	1,628.6	93.1	221.0	12.5	63.9
Total	159	$2,611.8	85	$737.0	$1,868.1	$137.2	$246.1	16.6%	$99.1

Loans

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
West Coast of United States	7	$74.7	12.3%	$—	100.0%	$74.7
Hawaii	1	1.0	8.0	—	100.0	1.0
Total	8	$75.7	12.2%	$—	100.0%	$75.7

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against loans as of March 31, 2012.
(4) Estimated foreign exchange rate is £0.63 = $1 USD. KW owns a 50% interest in an entity which in turn owns 25% of the loan pool. The entity has a loan of $221.0 million as of March 31, 2012.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Office
($ in millions)

				Net Operating Income (NOI)
	# of Properties	Total Sq. Ft.	Occupancy (1)	YTD Annualized (2)	Stabilized (3)	Debt (4)	Pre-Promote Ownership%	Book Equity (1)
West Coast of United States	15	2,862,592	83.7%	$35.2	$48.5	$404.0	15.6%	$51.5
Japan (5)	1	9,633	100.0	0.5	0.5	—	82.0	8.9
Other	4	479,997	73.9	2.6	4.2	18.8	4.8	0.7
Total	20	3,352,222	82.3%	$38.3	$53.2	$422.8	25.1%	$61.1

(1) As of March 31, 2012.
(2) Represents current quarter NOI on an annualized basis.
(3) Represents annualized NOI at the point when properties are stabilized.
(4) Debt represents 100% debt balance against properties as of March 31, 2012.
(5) Estimated foreign exchange rate is ¥82 = $1 USD related to NOI and stabilized NOI.

Kennedy-Wilson Holdings, Inc.
Operating Performance Summary: Residential and Other
($ in millions)

Residential

	# of Investments	Total Units	Total Acres	Finished Lots	Pre-Promote Ownership%	KW Book Equity (1)
West Coast of United States	6	3	—	301	65.0%	$4.9
Hawaii	6	1	3,243	64	72.4	73.9
Other	1	—	50	—	3.8	0.1
Total	13	4	3,293	365	71.9%	$78.9

Other

	# of Investments	Pre-Promote Ownership%	KW Book Equity (1)
United Kingdom and Ireland	1	100.0%	$13.6
Other	4	100.0	5.4
Total	5	100.0%	$19.0

(1) As of March 31, 2012.

Kennedy-Wilson Holdings, Inc.
Debt Schedule
($ in millions)

	Consolidated Debt				Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt		Asset Level Debt	Total	Total	KW Share		Amount Due at Maturity Date (2)
2012	$—		$—	$—	$219.0	$34.2	$34.2	$28.8
2013	—		4.4	4.4	202.1	71.7	76.1	34.6
2014	—		0.2	0.2	316.7	80.9	81.1	39.7
2015	—		0.3	0.3	139.5	45.9	46.2	26.4
2016	—		12.2	12.2	337.3	137.1	149.3	106.8
2017	—		0.3	0.3	383.7	141.6	141.9	138.5
2018	—		13.3	13.3	224.8	40.1	53.4	51.0
2019	250.0	(1)	—	250.0	43.7	3.6	253.6	251.9
2020	—		—	—	118.1	36.8	36.8	35.5
Thereafter	40.0		—	40.0	60.5	11.1	51.1	51.0
Total	$290.0		$30.7	$320.7	$2,045.4	$603.0	$923.7	$764.2

(1) Represents principal balance of senior notes.
(2) Maturity dates do not reflect extension options.

Weighted average interest rate (KW Share): 5.8%

Weighted average remaining maturity in years (KW Share): 5.9 years